UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 23, 2009
HUNTINGTON BANCSHARES INCORPORATED
(Exact name of registrant as specified in its charter)

Maryland	1-34073	31-0724920

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Huntington Center 41 South High Street Columbus, Ohio	43287

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (614) 480-8300
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On July 23, 2009, Huntington Bancshares Incorporated (“Huntington”) issued a news release announcing its earnings for the quarter ended June 30, 2009. Also on July 23, 2009, Huntington made a Quarterly Financial Review available on its web site, www.huntington-ir.com.
Huntington’s senior management will host an earnings conference call July 23, 2009, at 1:00 p.m. EST. The call may be accessed via a live Internet webcast at www.huntington-ir.com or through a dial-in telephone number at 800-267-7495, conference ID 17990513. Slides will be available at www.huntington-ir.com just prior to 1:00 p.m. EST on July 23, 2009, for review during the call. A replay of the web cast will be archived in the Investor Relations section of Huntington’s web site at www.huntington-ir.com. A telephone replay will be available two hours after the completion of the call through July 31, 2009, at 800-642-1687; conference call ID 17990513.
The information contained or incorporated by reference in this Current Report on Form 8-K contains certain forward-looking statements, including certain plans, expectations, goals, projections, and statements, which are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors including: (1) deterioration in the loan portfolio could be worse than expected due to a number of factors such as the underlying value of the collateral could prove less valuable than otherwise assumed and assumed cash flows may be worse than expected; (2) changes in economic conditions; (3) movements in interest rates; (4) competitive pressures on product pricing and services; (5) success and timing of other business strategies; (6) the nature, extent, and timing of governmental actions and reforms, including existing and potential future restrictions and limitations imposed in connection with the Troubled Asset Relief Program’s voluntary Capital Purchase Plan or otherwise under the Emergency Economic Stabilization Act of 2008, and (7) extended disruption of vital infrastructure. Additional factors that could cause results to differ materially from those described above can be found in Huntington’s 2008 Annual Report on Form 10-K, and documents subsequently filed by Huntington with the Securities and Exchange Commission. All forward-looking statements contained or incorporated by reference in this Current Report on Form 8-K are based on information available at the time of the release. Huntington assumes no obligation to update any forward-looking statement.
Certain information provided in the news release attached as Exhibit 99.1 regarding net charge-offs excludes information about Franklin Credit Management Corporation (Franklin) from the narrative and, therefore, may be deemed to be a non-GAAP financial measure as contemplated by Item 10(e) of Regulation S-K (a non-GAAP financial measure). Below is a reconciliation of this non-GAAP financial measure to the most directly comparable financial measure calculated and presented in accordance with Generally Accepted Accounting Principles (GAAP).

	2009
(in millions)	Second	First
Commercial and industrial net charge-offs
Total	$98.3	$210.6
Franklin	9.9	(128.3)

Non-Franklin	$108.2	$82.3

Commercial and industrial average loan balances
Total	$13,523	$13,541
Franklin	—	(628.0)

Non-Franklin	$13,523	$12,913

Commercial and industrial net charge-offs — annualized percentages
Total	2.91%	6.22%
Non-Franklin	3.20%	2.55%

Certain information provided in the news release attached as Exhibit 99.1 regarding pre-tax, pre-provision income excludes provision expense, investment securities gains/losses, amortization of intangibles expense, and certain specified significant items and, therefore, may be deemed to be a non-GAAP financial measure. Below is a reconciliation of this non-GAAP financial measure to the most directly comparable financial measure calculated and presented in accordance with GAAP.

	2009		2008
	Second	First	Fourth	Third	Second
(in millions)	Quarter	Quarter	Quarter	Quarter	Quarter
(Loss) Income Before Income Taxes	$(137.8)	$(2,685.0)	$(669.2)	$92.1	$127.7

Add: Provision for credit losses	413.7	291.8	722.6	125.4	120.8
Less: Securities gains (losses)	(7.3)	2.1	(127.1)	(73.8)	2.1
Add: Amortization of intangibles	17.1	17.1	19.2	19.5	19.3
Less: Significant (1) items
Trust preferred gain	67.4	—	—	—	—
Goodwill impairment	(4.2)	(2,602.7)	—	—	—
Gain related to Visa® stock	31.4	—	—	—	—
FDIC special assessment	(23.6)	—	—	—	—
Visa® anti-trust indemnification	—	—	4.6	—	—
Merger/restructuring costs	—	—	—	—	(14.6)

Pre-tax, Pre-provision Income	$229.3	$224.6	$199.6	$310.8	$265.7

LQ Change — Amount	$4.7	$25.0	$(111.1)	$45.0	$31.3
LQ Change — Percent	2.1%	12.5%	-35.8%	16.9%	13.3%

(1)	From time to time, revenue, expenses, or taxes, are impacted by items judged by Management to be outside of ordinary banking activities and/or by items that, while they may be associated with ordinary banking activities, are so unusually large that their outsized impact is believed by Management at the time to be one-time or short-term in nature. These Significant Items are excluded from our pre-tax, pre-provision income because Management believes they may distort the company’s underlying performance trends.

Exhibit 99.2 includes certain ratios, specifically the tangible common equity ratio, and the Tier 1 common risk-based capital ratio, which are non-GAAP financial measures. These non-GAAP financial measures are included in this report because the Federal Reserve indicated that as part of their Supervisory Capital Assessment Program (SCAP), a year-end 2010 Tier 1 common risk-based capital ratio of 4.0% would be needed. Although Huntington is not one of the SCAP bank holding companies, the market has accepted this as a “de facto” standard for being adequately capitalized since 10 of the 19 bank holding companies included in SCAP were directed to increase their capital levels to meet this targeted threshold. Other companies may calculate these financial measures differently. Risk-weighted assets are calculated under regulatory capital rules applicable to us as discussed more fully on page 10 of our Form 10-K. The tangible common equity ratio, tangible assets, and Tier 1 common risk-based capital ratio were calculated as follows:
Capital Adequacy Reconciliations

	2009		2008
(in millions)	June 30,	March 31,	December 31,	September 30,	June 30,

Tangible common equity to asset ratio:

Total shareholders’ equity	$5,221	$4,815	$7,229	6,376	6,383
Shareholders’ preferred equity	(1,679)	(1,768)	(1,878)	(569)	(569)

	3,542	3,047	5,351	5,807	5,814
Goodwill	(448)	(452)	(3,055)	(3,056)	(3,057)
Intangible assets	(322)	(340)	(357)	(376)	(395)
Intangible asset deferred tax liability (1)	113	119	125	132	138

Total tangible common equity	$2,884	$2,374	$2,064	$2,507	$2,500

Total assets	$51,397	$51,702	$54,353	$54,681	$55,350
Goodwill	(448)	(452)	(3,055)	(3,056)	(3,057)
Other intangible assets	(322)	(340)	(357)	(376)	(395)
Intangible asset deferred tax liability (1)	113	119	125	132	138

Total tangible assets	$50,740	$51,029	$51,066	$51,381	$52,036

Tangible common equity to asset ratio	5.68%	4.65%	4.04%	4.88%	4.81%

Tier 1 common risk-based capital ratio

Tier 1 capital	$5,390	$5,167	$5,036	4,101	4,110
Shareholders’ preferred equity	(1,679)	(1,768)	(1,878)	(569)	(569)
Trust preferred securities	(570)	(736)	(736)	(736)	(785)
REIT preferred stock	(50)	(50)	(50)	(50)	(50)

Tier 1 common	$3,091	$2,613	$2,372	$2,746	$2,706

Risk weighted assets	$45,457	$46,313	$46,994	$46,608	$46,602

Tier 1 common risk-based capital ratio	6.80%	5.64%	5.05%	5.89%	5.81%

The information contained or incorporated by reference in Item 2.02 of this Form 8-K shall be treated as “furnished” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.
Item 9.01. Financial Statements and Exhibits.
The exhibits referenced below shall be treated as “furnished” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.
(d) Exhibits.
Exhibit 99.1 — News release of Huntington Bancshares Incorporated, dated July 23, 2009.
Exhibit 99.2 — Quarterly Financial Review, June 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED
Date: July 23, 2009	By:	/s/ Donald R. Kimble
Donald R. Kimble
Senior Executive Vice President and Chief Financial Officer
EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	News release of Huntington Bancshares Incorporated, July 23, 2009.

Exhibit 99.2	Quarterly Financial Review, June 2009.